EXHIBIT 10.3
                                 AMENDMENT NO. 3
                                       TO
                           FIRST AMENDED AND RESTATED
                ACCESS INTEGRATED TECHNOLOGIES, INC. 2000 STOCK OPTION PLAN

     AMENDMENT NO. 3, dated as of September 15, 2005 (this "Amendment"), to the First Amended and Restated 2000 Stock Option Plan (as amended, the "Plan") of Access Integrated Technologies, Inc., a Delaware corporation (the "Corporation").

     WHEREAS, the Corporation maintains the Plan, effective as of June 1, 2000; and

     WHEREAS, in order to provide the Corporation with the flexibility to be able to grant additional stock options to its employees, the Board of Directors of the Corporation deems it to be in the best interest of the Corporation and its stockholders to amend the Plan in order to increase the maximum number of shares of the Corporation's Class A Common Stock, par value $.001 per share, which may be issued and sold under the Plan from 850,000 shares to 1,100,000 shares.

     NOW, THEREFORE, BE IT RESOLVED the Plan is hereby amended as follows:

     1. The first sentence of Section 4.01 shall be revised and amended to read as follows:

     "The maximum number of shares authorized to be issued under the Plan and available for issuance as Options shall be 1,100,000 shares of Common Stock."

     2. This Amendment shall be effective as of the date first set forth above, which is the date that this Amendment was approved by a majority of the outstanding votes cast at the September 15 meeting of the holders of the Corporation's Class A Common Stock and Class B Common Stock.

     3. In all respects not amended, the Plan is hereby ratified and confirmed and remains in full force and effect.

                                   ACCESS INTEGRATED TECHNOLOGIES, INC.


                                   By: /s/ A. Dale Mayo
                                       ---------------------------------------
                                       A. Dale Mayo,
                                       President, Chief Executive Officer and
                                         Chairman of the Board of Directors